Exhibit 99.1

Not to be copied, distributed, or reproduced without prior approval. © 2018 Baker Hughes, a GE company - All rights reserved. Scotia Howard Weil 2018 Energy Conference Lorenzo Simonelli Chairman & CEO March 26, 2018

2 This presentation (and oral statements made regarding the subjects of this presentation) may contain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (e ach a “forward - looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “f orecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negativ e t hereof, are intended to identify forward - looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward - looking statements. These forward - looking statements are also affected by the risk factors described in the Company’s annual rep ort on Form 10 - K for the annual period ended December 31, 2017; and those set forth from time to time in other filings with the Securities and Ex change Commission (“SEC”). The documents are available through the Company’s website at: www.investors.bhge.com or through the SEC’s Electronic Da ta Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward - loo king statement. On July 3, 2017, we closed our previously announced transaction to combine the Oil & Gas business of General Electric Company (" GE Oil & Gas") and Baker Hughes Incorporated ("Baker Hughes"). The Company presents its financial results in accordance with GAAP which incl ude s the results of Baker Hughes and GE Oil & Gas from the transaction closing date of July 3, 2017. However, management believes that using a ddi tional non - GAAP measures on a "Combined Business Basis" will enhance the evaluation of the profitability of the Company and its ongoing ope rations. Combined business results combine the results of GE Oil & Gas with Baker Hughes as if the closing date had occurred on the fi rst day of all periods presented. The business combination impacts only the Oilfield Services and Digital Solutions segments. Accordingly, no recon cil iation is presented for our other segments, Oilfield Equipment and Turbomachinery & Process Solutions. All combined business results presented in th is presentation are unaudited. Such combined business results are not prepared in accordance with Article 11 of Regulation S - X. See Exhibit 99. 2 in our Current Report on Form 8 - K filed with the Securities and Exchange Commission on January 24, 2018, which includes a reconciliation of the combined business information contained herein from financial results prepared in accordance with GAAP.

Last 12 months 3 • Transaction closed on schedule … started trading as BHGE in July 2017 • Customer reception very positive … gaining traction across product lines • Focused on fundamentals … HSE, quality, operations • Synergies on track … $119M in 2H’17, $700M in 2018 • Priorities clear … gain share, grow margins, generate cash

0 20 40 60 80 100 120 2017 2018E 2019E Global Liquids Demand ( MMbbl /d) Rest of World North America Asia 4 Macro outlook positive: rangebound oil prices driven by demand growth, stock reductions & US production growth Global liquids demand rising US crude stocks declining Source: IHS Markit , EIA $40 $45 $50 $55 $60 $65 $70 400 410 420 430 440 450 460 470 480 490 500 $ / Bbl Crude Oil Stocks (MBbls) U.S. Ending Stocks of Crude Oil 5-Year Average U.S. Crude Inventory WTI Cushing Spot +1.4% +1.3% +1.4% +0.7% +2.9% +2.4%

(2) - 2 4 6 8 10 12 14 16 18 China & Other Asia Europe Japan, South Korea, & Taiwan North America South America Middle East & North Africa Δ LNG Imports ‘16 - ’17 (Million Tons) 5 Gas gaining share, LNG trade doubling by 2040 11% increase in global LNG imports in ‘17 Source: BP 2018 Energy Outlook, IHS Markit 200 250 300 350 400 450 500 550 2016 2040 Global Gas Trade ( Bcf /d) Non-traded gas Pipeline LNG +22% +26% LNG +4 - 5% CAGR Gas +1.5% CAGR 0% 25% 50% 75% 100% 2010 2020 2030 2040 Share of Primary Energy Consumption by Fuel Oil Coal Gas Gas outpacing other fossils … LNG demand remains strong

BHGE is uniquely positioned across the value chain 6 Note: 2017 revenues on a combined business and ASC 605 basis. See 4Q’17 and TY’17 earnings release for GAAP to Non - GAAP reconciliation. Oilfield Services (OFS) • Drilling & Evaluation, Completions, Artificial Lift, Chemicals + Industrial Services • Industry leading products and solutions … strong global presence Oilfield Equipment (OFE) • Subsea Production Systems, BOPs, Flexible Risers, Wellheads, Subsea Services, Surface Pressure Control • Strong execution & technology pipeline Turbomachinery & Process Solutions (TPS) • Centrifugal & Reciprocating Compressors + Drivers, Aftermarket Services, Pumps & Valves • Significant installed base … $14B service backlog Digital Solutions (DS) • Best in class sensing & measurement technology • Differentiated software offerings … >120 APM customers $10.3B 2017 Revenue $6.3B 2017 Revenue $2.7B 2017 Revenue $2.5B 2017 Revenue

BHGE is differentiated in the gas market


INTEGRATED GAS
VALUE CHAIN

End customer
- LNG/CNG fueling
- Power generation

Concept design
- Gaffney-Cline and Associates
- Oil and gas consulting
- JewelSuite

Fuel transportation
- Pipeline compression
- Measurement and controls

Well construction and production
- Rotary steerable systems
- Large bore gas completions
- Subsea field development
- Oilfield power gen and gas reinjection

LNG operations
- Liquefaction modules equipment + services
- Gas treatment and process engineering*

ENABLERS

High efficiency equipment and services

Physical + data science

Technology + commercial innovation

Integrated fullstream operations

BAKER HUGHES a GE company

*For small/mid-scale liquefaction

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TPS is the technology leader in critical applications … compression & power gen for every segment

					
	On & Offshore Production	**Liquefied Natural Gas**	**Pipeline & Gas Processing**	**Refinery & Petrochemical**	**Industrial**
BHGE Position					
Customer Value Drivers	• Time to market • Scope integration	• Availability • References	• Efficiency • Plug & play	• Low capex • Efficiency	• Efficiency • Turnkey
'14 - '17 Equipment Revenue %	~30%	~30%	~15%	~15%	~10%

Broad equipment offering across the value chain, supported by after-market services
2017 after-market services ~55% of TPS revenue

BAKER HUGHES a GE company

Note: Revenues on a combined business and ASC 605 basis. See 4Q'17 and TY'17 earnings release for GAAP to Non-GAAP reconciliation.

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Clear strategic priorities for TPS … maintain leadership position, return to normalized margins 1. LNG leadership … capture growth opportunities 2. Optimize service capability, readiness 3. Expand aggressively into industrial space 4. Position for the future … simplification, cost out 9

0 100 200 300 400 500 600 2015 2018 2021 2024 2027 2030 MTPA LNG supply on stream LNG supply under construction Unmet Demand 1. LNG leadership … capture growth opportunities Supply gap developing … investment needed BHGE positioned to win Upgrade existing BHGE installations • Deploy latest technology to increase total system throughput and efficiency A Brownfield expansion & train additions • Large BHGE installed base presents significant opportunity for customers to increase production with proven technology B Partnering with customers for greenfield projects • Most referenced tech + unique aftermarket model with performance guarantees position BHGE for success C • Supply / demand imbalance from 2022+ • Near - term FID’s required to meet demand 10 Source: IHS Markit Most referenced technology Leading edge new products Highest availability + +

2. Optimize service capability … readiness to serve

Large, distributed installed base driving transactional services


2015
2016
2017
2018E
Installed Base
Transactional Services Revenue

Installed Base
~4,900 CCs
~3,000 GTs
~2,600 RCs

- Customers depleting safety stock, minimizing opex ... service spend per unit down significantly
- Service win-rate remains high
- Positioned to serve customers when demand returns

$14B TPS services backlog driven by LNG long-term service agreements


2015
2016
2017
2018E
Services Backlog
Major Inspection & Modular Replacement Events

LNG Installed Base
~470 CCs
~400 GTs

- Significant backlog and installed base growth since 2015
- Fewer contractual service events in 2H'17 and 2018 due to outage cycle
- '16-'19 capacity additions reach milestones in late '18-early '19

BAKER HUGHES a GE company

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3. New technology opening industrial space opportunity • On - and offshore platforms • Pipeline stations • Cogeneration • Combined cycle NovaLT gas turbines … at leading edge of performance envelope 12 Market opportunity BHGE value proposition • Demand driven by outdated infrastructure & policy changes • ~$2B annual TAM • Highest reliability / availability … 99% • Up to 85% cogeneration efficiency … best - in - class • Low emission … 15 ppm NOx Applications LT5 LT8 LT12 LT16 Commercially available Commercially available

4. Position for the future … drive simplification & cost out 13 • Driving lower product and services cost … digital enablement, additive manufacturing • Simplify global footprint and backoffice … optimize service hubs, leverage COE’s • Optimize manufacturing footprint … site rationalization ~$0.2B annualized cost out

14 Summary • Macro environment encouraging • Integration efforts and synergies on track • TPS focus … LNG, optimized services, new markets, cost out • Priorities clear … gain share, grow margins, generate cash